EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 3, 2004

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Puerto Rico	No. 0-13818	No. 66-0416582
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (787) 765-9800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 31, 2004, Popular, Inc. completed the acquisition of Quaker City Bancorp. Quaker City is a savings and loan holding company for Quaker City Bank, based in Whittier, California. Quaker City Bank operates 27 retail full service branches in Southern California, including 16 inside Wal-Mart stores. At June 30, 2004, Quaker City reported total assets of $1.9 billion and total deposits of $1.2 billion.

In this transaction Popular, Inc. acquired all of the common stock of Quaker City at the price of $55 cash per share.

Item 9.01. Financial Statements and Exhibits

Exhibit

99.1 News release dated September 3, 2004, announcing the completed acquisition of Quaker City Bancorp by Popular, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: September 3, 2004	By:	/s/ Ileana González

	Name: Title:	Ileana González Senior Vice President and Comptroller

Exhibit Index

Exhibit Number	Description
99.1	News release, dated September 3, 2004